October 15, 1999


                         DREYFUS A BONDS PLUS, INC.

                Supplement to Prospectus Dated August 1, 1999
                          As Revised August 2, 1999


     The following information replaces the first paragraph in the section of the Prospectus entitled "Account Policies - General Policies":

     If your account falls below 50 shares, the fund may ask you to increase your balance. If it is still below 50 shares after 45 days, the fund may close your account and send you the proceeds.



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